Fees Summary	Jun. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,000,000.00
Previously Paid Amount	552.40
Total Fee Amount	690.50
Total Offset Amount	0.00
Net Fee	$ 138.10